SCUDDER
                                                                     INVESTMENTS


Scudder Emerging Markets Income Fund

Supplement to the prospectuses dated March 1, 2004

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The following replaces the sixth paragraph in the fund's prospectuses under the heading The Fund's Main Investment Strategy":

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the fund's portfolio, depending on their outlook for interest rates.








               Please Retain This Supplement for Future Reference







July 15, 2004